Exhibit 10.2

FORM OF 2014 CASH-BASED LONG-TERM INCENTIVE AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”) is between MOMENTIVE SPECIALTY CHEMICALS INC., a New Jersey corporation (the “Company”), and the Participant set forth on the signature page to this Agreement (the “Participant”).

WHEREAS, the Company’s indirect parent, Momentive Performance Materials Holdings LLC, (“MPMH LLC”) maintains the Momentive Performance Materials Holdings LLC Long-Term Cash Incentive Plan adopted November 25, 2013 (the “Plan”) for the benefit of employees of its subsidiaries, including the Company; and

WHEREAS, the Company has agreed to grant to the Participant, a cash-based long-term incentive award (the “Award”) pursuant to the Plan on the terms and subject to the conditions set forth in this Agreement and the Plan;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained in this Agreement, the parties hereto hereby agree as follows:

Section 1.The Plan.

The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Participant upon request. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

Section 2.Grant of Cash-Based Award.

Subject to the conditions of the Plan and this Agreement, the Company hereby grants to the Participant a cash-based long-term incentive award in the amount and currency set forth on the signature page hereto (the “Target Award”), payable based upon the Participant’s continued employment with the Company or one of the Company’s subsidiaries.

Section 3.Conditions to Payment of Award.

Participant’s right to any payment of the award is subject to the requirements described below.

(a)    Subject to Participant not having a prior Termination of Relationship, {$/%} of the Target Award will be payable on [DATE].

(b)    Subject to Participant not having a prior Termination of Relationship, {$/%} of the Target Award will be payable on [DATE].

(c)    In order to be eligible to receive any payment of an award, Participant must be actively employed with the Company or one of the Company’s subsidiaries on the date that payment occurs.

(d)    All payments made under the Plan will be subject to any and all applicable income, employment and other tax withholding requirements.

Section 4.Construction.

It is intended that any amounts payable under this Agreement and the Company’s and the Participant’s exercise of authority or discretion hereunder shall comply with and avoid the imputation of any tax, penalty or interest under Section 409A of the Code. This Agreement shall be construed and interpreted consistent with that intent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date specified below.

THE COMPANY:
MOMENTIVE SPECIALTY CHEMICALS INC.

By:    _____________________________
Name:    _____________________________
Title:    _____________________________
Date:    _____________________________

FORFEITURE OF PRIOR AWARD UNDER 2012 LTIP

By signing below and accepting this Award, you agree to forfeit any and all payments that could arise from awards granted to you under the 2012 Long-Term Cash Incentive Plan, other than the award scheduled to be paid in April 2015, which is 50% of your target award.

By signing below, you acknowledge having received the Plan document and you further agree to be bound by the terms and conditions of the Plan and this Agreement.

Your participation is contingent upon your acknowledgement and agreement to the provisions of this Plan and Agreement, and to the forfeiture of awards described above, both as indicated by your signing below and returning the signed Agreement by email to equityadmin@momentive.com by the close of business on {RETURN DATE}.

THE PARTICIPANT:

By:    _____________________________
Name:    _____________________________
Title:    _____________________________
Date:    _____________________________

Last address on the records of the Company:

Target Award: {AMOUNT} {CURR}